         ------------------------------------------------------------
                                       THE
                                    PAKISTAN
                                   INVESTMENT
                                   FUND, INC.
         ------------------------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER

                       THE PAKISTAN INVESTMENT FUND, INC.
==============================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs                        Fergus Reid
CHAIRMAN OF THE BOARD OF DIRECTORS     DIRECTOR

Harold J. Schaaff, Jr.                 Frederick O. Robertshaw
PRESIDENT AND DIRECTOR                 DIRECTOR

John D. Barrett II                     Stefanie V. Chang
DIRECTOR                               VICE PRESIDENT

Gerard E. Jones                        Arthur J. Lev
DIRECTOR                               VICE PRESIDENT

Graham E. Jones                        Joseph P. Stadler
DIRECTOR                               VICE PRESIDENT

John A. Levin                          Mary E. Mullin
DIRECTOR                               SECRETARY

Andrew McNally IV
DIRECTOR                               Belinda A. Brady

William G. Morton, Jr.                 TREASURER
DIRECTOR

Samuel T. Reeves                       Robin L. Conkey
DIRECTOR                               ASSISTANT TREASURER
==============================================================================
U.S. INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------------------
PAKISTAN INVESTMENT ADVISER
International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
==============================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
----------

For the year ended December 31, 2000, the Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -2.32% compared to -8.81% for the IFC Global Pakistan Total Return Index (the "Index"). For the period from the Fund's commencement of operations on December 27, 1993 through December 31, 2000, the Fund had a total return, based on net asset value per share, of -73.66% compared to -61.62% for the Index. On December 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $2 5/16, representing a 28.0% discount to the Fund's net asset value per share.

Pakistan was the second best performing market in Asia after China for the year 2000. In local currency terms, the KSE-100 ended up 7% in 2000 as compared to a 49% rise the previous year. In dollar terms, it declined by 4% in 2000 against a 32% rise in 1999. The market exhibited extreme volatility during 2000, with a peak of 2,054 in March and a low of 1,276 in November. The turn around in the market towards the end of the year was generated by the expectation of imminent release of the first tranche of the IMF's loan and the resolution of the tariff dispute between the government of Pakistan and the Hub Power Company (Hubco). The stock market witnessed its worst settlement crisis during 2000 that resulted in the default of a few members of the Karachi and Lahore Stock Exchange thereby severely hampering the already weak sentiments of equity investors.

Daily turnover grew by 45% from 128 million shares in 1999 to 186 million in 2000, due to substantial participation by retail investors during the first half of 2000.

Corporate earnings for 2000 slowed down as profit growth declined heavily in the big capitalization stocks, reflecting the slowdown in the economy. The implementation of accounting policy changes also contributed to lower earnings.

Real GDP grew by 4.5% for the fiscal year 2000 which ended in June, against a 3.1% growth in fiscal year 1999. This growth was underpinned by a strong recovery of 5.5% in agricultural output, led by a record wheat harvest of 19 million bales versus 17.5 million bales last year, and better than expected cotton and rice crops. The manufacturing industry recorded anemic growth of 1.6% highlighting the recessionary conditions in the industrial sector last year. The fiscal budget deficit was 6.3% in fiscal year 2000. Although a significant improvement over the 8.3% deficit recorded in fiscal year 1998, this was still much higher than the 4.0% target agreed with the IMF. The trade deficit was U.S. $1.7 billion with imports being U.S. $10.2 billion against exports of U.S. $8.5 billion. The deficit would have been much lower but for the sharply higher oil price, which averaged U.S. $25 per barrel in fiscal year 2000 versus U.S. $17 per barrel in the previous year.

Pakistan's local body elections, the release into exile of the former Prime Minister and the IMF endorsement of the Pakistan economic reform process through a Stand By Agreement (SBA) have all contributed towards improving political stability. However, economic growth in fiscal year 2001 is expected to slow mainly due to a slow down in the agricultural output because of a shortage of water.

The official inflation (CPI) figures for the first quarter of fiscal year 2001 just released showed a rise of 4.8% as compared to 3.3% a year ago. We believe that inflationary pressures are likely to rise given continuous upward revision in energy prices and gradual implementation of sales taxes.

Implementation by Pakistan of IMF's policy prescriptions is key for economic development. In order to qualify for a larger, cheaper, longer-term loan than the current SBA which expires fiscal year 2002, the government of Pakistan is required to achieve various economic goals. These include quarterly energy price adjustments, extension of sales taxes on urea fertilizer and pesticides and all traders whose annual turnover exceeds one million rupee. After December 2000, the annual debt servicing of the country will be around U.S. $4.6 billion, while the current account deficit is likely to be in the range of $1.7 billion to $2.0 billion. This increases the importance of a sizeable external funding (like IMF) for economic survival in the short-term. On a medium term outlook, alleviation of the country's debt problem hinges largely on the government's three-year privatization plan. Pakistan's total medium-term debt stands at $4.43 billion, while the expected proceeds from the three-year privatization plan are estimated at $4.0 billion.

On the fiscal front, the government failed to meet its revenue collection target of 430 billion rupee, despite an increase in fuel prices. Greater success on revenue collection is needed as the Government of Pakistan (GOP) may not be able to rely much on bank borrowings to bridge the fiscal gap given the current liquidity crunch of commercial banks and binding targets of State Bank of Pakistan (SBP) financing. We are of the view that a likely shortfall in this year's tax revenue target and corresponding shortfall for the budget deficit target of 5.2% will most likely remain a thorny issue during the time period of the SBA.

We expect foreign exchange reserves to remain stable due to the rescheduling of debt and IMF's SBA. Fund inflow in equities is expected to remain subdued due to the economic outlook of the country.

We believe, the sectors to focus on include oil and gas where deregulation is rapidly taking place. Another sector to focus on is fertilizer which has strong cumulative demand for January-November showing a 7.6% year-over-year growth due to timely seasonal rains. The threat from cheap imports is also receding allowing increased pricing power to domestic producers.

Synthetic fiber is also a sector to watch as local demand exceeds supply and the producers are enjoying stable margins. This sector has immense potential as Pakistan's mix of man-made fiber to cotton is only around 1:4 as compared to the international average of 2:3.

Finally, banks are also of interest because of the impending consolidation after the State Bank of Pakistan's announcement to increase capital requirements.

We maintain our strategy of remaining in large cap, liquid stocks with growth potential. Macroeconomic stability is going to play a vital role in determining stock market capital inflows, especially Pakistan's ability to retain IMF support to qualify for the Poverty Reduction and Growth Facility
(PRGF) which in-turn should help restore the much needed confidence in the market. The economic benefits from the privatization program will accrue gradually requiring streamlining operations of the state run enterprises. On May 16, 2000, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the period from May 16, 2000 through December 31, 2000, the Fund repurchased 1,172,500 shares or 10.10% of its Common Stock at an average price per share of $2.52, excluding $59,000 in commissions paid, and an average discount of 30.73% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

January 2001

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

The Pakistan Investment Fund, Inc.
Investment Summary as of December 31, 2000 (Unaudited)
==============================================================================

HISTORICAL
INFORMATION                                                                 TOTAL RETURN (%)
                                                 -----------------------------------------------------------------------
                                                   MARKET VALUE (1)        NET ASSET VALUE (2)           INDEX (3)
                                                 ---------------------    ---------------------    ---------------------
                                                               AVERAGE                  AVERAGE                  AVERAGE
                                                 CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL
                                                 ----------    -------    ----------    -------    ----------    -------
                              ONE YEAR              -1.56%        -1.56%     -2.32%        -2.32%     -8.81%        -8.81%
                              FIVE YEAR            -49.22        -12.68     -43.51        -10.79     -39.07         -9.43
                              SINCE INCEPTION*     -81.02        -21.10     -73.66        -17.32     -61.62        -12.77

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                           YEAR ENDED DECEMBER 31,
                                   1993*     1994       1995       1996      1997      1998       1999     2000
                                  -------   ------     ------     ------    ------    ------     ------   ------
The Pakistan Investment Fund,
Inc.(2)                            -0.50%   -18.36%    -42.43%    -27.40%    26.32%   -57.25%     44.56%   -2.32%
IFC Global Pakistan Total
Return Index(3)                     N/A      -8.51%    -31.14%    -19.46%    26.13%   -55.88%     49.21%   -8.81%

                                                           YEAR ENDED DECEMBER 31,
                                   1993*     1994       1995       1996      1997      1998       1999     2000
                                  -------   ------     ------     ------    ------    ------     ------   ------
Net Asset Value Per Share......   $14.03    $11.42      $6.57      $4.77     $6.01     $2.37      $3.41     $3.21
Market Value Per Share.........   $15.50     $9.00      $5.25      $5.13     $4.88     $1.88      $2.44     $2.31
Premium/(Discount).............     10.5%    -21.2%     -20.1%       7.5%    -18.8%    -20.7%     -28.4%    -28.0%
Income Dividends...............       --     $0.03      $0.00#        --     $0.01     $0.16      $0.07     $0.09
Capital Gains Distributions....       --        --      $0.00#        --        --        --         --        --
Fund Total Return (2)..........    -0.50%   -18.36%    -42.43%    -27.40%    26.32%   -57.25%     44.56%    -2.32%
Index Total Return (3).........     N/A      -8.51%    -31.14%    -19.46%    26.13%   -55.88%     49.21%    -8.81%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks.
*   The Fund commenced operations on December 27, 1993.
#   Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of December 31, 2000
==============================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities                (99.4%)
Short-Term Investments            (0.6%)

------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Chemicals                                          (21.9%)
Oil & Gas                                          (21.5%)
Diversified Telecommunication Services             (11.3%)
Food Products                                       (7.7%)
Banks                                               (7.2%)
Textiles & Apparel                                  (7.0%)
Electric Utilities                                  (4.9%)
Gas Utilities                                       (4.0%)
Paper & Forest Products                             (2.9%)
Insurance                                           (2.1%)
Other                                               (9.5%)

------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                               PERCENT OF
                                               NET ASSETS
                                               ----------
1.  Pakistan State Oil Co., Ltd.                  12.4%
2.  Pakistan Telecommunications Co., Ltd.         11.3
3.  ICI (Pakistan) Ltd.                            9.1
4.  Lever Brothers (Pakistan) Ltd.                 7.7
5.  Muslim Commercial Bank Ltd.                    6.6
6.  Shell (Pakistan) Ltd.                          5.6%
7.  Ibrahm Fibres Ltd.                             5.0
8.  Hub Power Co., Ltd.                            4.9
9.  Fauji Fertilizer Co., Ltd.                     4.9
10. Engro Chemicals (Pakistan) Ltd.                4.0
                                                  ----
                                                  71.5%
                                                  ====

*     Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 2000

                                                                     VALUE
                                                        SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS (92.7%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AIRLINES (1.0%)
(a)Pakistan International Airlines Corp., 'A'          3,008,500  U.S.$     336
                                                                  -------------
--------------------------------------------------------------------------------
BANKS (7.2%)
Askari Commercial Bank Ltd.                              725,791            187
Muslim Commercial Bank Ltd.                            3,991,360          2,224
                                                                  -------------
                                                                          2,411
                                                                  -------------
--------------------------------------------------------------------------------
CHEMICALS (21.9%)
(a)Dewan Salman Fibre Ltd.                             3,040,500          1,291
Engro Chemicals (Pakistan) Ltd.                        1,140,732          1,354
Fauji Fertilizer Co., Ltd.                             2,325,000          1,643
(a)ICI (Pakistan) Ltd.                                16,319,700          3,045
                                                                  -------------
                                                                          7,333
                                                                  -------------
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (1.2%)
(a)D.G. Khan Cement Co., Ltd.                          2,820,000            393
                                                                  -------------
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (0.0%)
Trust Modaraba Ltd.                                          100            --@
                                                                  -------------
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (11.3%)
Pakistan Telecommunications Co., Ltd. 'A'              8,528,900          3,212
(b)Pakistan Telecommunications Co., Ltd.  GDR             15,083            568
                                                                  -------------
                                                                          3,780
                                                                  -------------
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (4.9%)
(a)Hub Power Co., Ltd.                                 4,809,400          1,646
                                                                  -------------
--------------------------------------------------------------------------------
FOOD PRODUCTS (7.7%)
Lever Brothers (Pakistan) Ltd.                           172,760          2,570
                                                                  -------------
--------------------------------------------------------------------------------
GAS UTILITIES (4.0%)
(a)Sui Southern Gas Co., Ltd.                          6,157,255          1,334
                                                                  -------------
--------------------------------------------------------------------------------
INSURANCE (2.1%)
Adamjee Insurance Co., Ltd.                              537,791            703
                                                                  -------------
--------------------------------------------------------------------------------
OIL & GAS (21.5%)
Pakistan Oilfields Ltd.                                  565,754          1,182
Pakistan State Oil Co., Ltd.                           1,675,535          4,138
Shell (Pakistan) Ltd.                                    385,100          1,887
                                                                  -------------
                                                                          7,207
                                                                  -------------
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (2.9%)
Packages Ltd.                                            878,538            984
                                                                  -------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL (7.0%)
Ibrahim Fibres Ltd.                                    4,659,100          1,663
--------------------------------------------------------------------------------

                                                                     VALUE
                                                        SHARES       (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL  (CONTINUED)
Nishat Mills Ltd.                                      1,539,511  U.S.$     692
(a)Saif Textile Mills Ltd.                                   100            --@
                                                                  -------------
                                                                          2,355
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$37,486)                                                     31,052
                                                                  -------------
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.6%)
(c)Chase Securities, Inc., 5.60% dated
  12/29/00, due 01/02/01 (Cost U.S.$197)              U.S.$  197           197
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (93.3%)
  (Cost U.S.$37,683)                                                     31,249
                                                                  -------------
--------------------------------------------------------------------------------
                                                          AMOUNT       AMOUNT
                                                           (000)       (000)
--------------------------------------------------------------------------------
OTHER ASSETS (10.2%)
Cash                                                       1,995
Receivable for Investments Sold                              810
Dividends Receivable                                         583
Other Assets                                                   8          3,396
                                                      ----------  -------------
--------------------------------------------------------------------------------
LIABILITIES (-3.5%)
Payable For:
  Dividends Declared                                        (935)
  Custodian Fees                                             (40)
  Directors' Fees and Expenses                               (39)
  Professional Fees                                          (36)
  Investment Advisory Fees                                   (27)
  Shareholder Reporting Expenses                             (23)
  Administrative Fees                                        (14)
  Pakistani Investment Advisory Fees                         (10)
  Other Liabilities                                          (32)        (1,156)
                                                      ----------  -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 10,432,292, issued and outstanding
  U.S.$ 0.01 par value shares (100,000,000 shares
  authorized)                                                     U.S.$  33,489
                                                                  =============
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$    3.21
                                                                  =============
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                                     AMOUNT
                                                                     (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Common Stock                                                      U.S.$      34
Paid-in Capital                                                         160,062
Distributions in Excess of Net Investment Income                           (138)
Accumulated Net Realized Loss                                          (120,031)
Unrealized Depreciation on Investments and Foreign
  Currency Translations                                                  (6,438)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  U.S.$  33,489
                                                                  =============
--------------------------------------------------------------------------------

(a) -- Non-income producing
(b) -- Security valued at fair value - see Note A-1 to financial statements.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ --   Value is less than U.S.$ 500.
GDR -- Global Depositary Receipt

December 31, 2000 exchange rate - Pakistani Rupee (PKR) 57.600= U.S.$ 1.00.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                                                                           YEAR ENDED
                                                                                                       DECEMBER 31, 2000
STATEMENT OF OPERATIONS                                                                                      (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends......................................................................................        U.S.$     2,114
  Interest.......................................................................................                     53
  Less: Foreign Taxes Withheld...................................................................                   (313)
---------------------------------------------------------------------------------------------------------------------------
    Total Income.................................................................................                  1,854
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees.......................................................................                    431
  Custodian Fees.................................................................................                    144
  Administrative Fees............................................................................                    141
  Pakistani Investment Advisory Fees.............................................................                    132
  Professional Fees..............................................................................                     63
  Shareholder Reporting Expenses.................................................................                     23
  Transfer Agent Fees............................................................................                     16
  Directors' Fees and Expenses...................................................................                     12
  Other Expenses.................................................................................                     58
---------------------------------------------------------------------------------------------------------------------------
    Total Expenses...............................................................................                  1,020
---------------------------------------------------------------------------------------------------------------------------
      Net Investment Income......................................................................                    834
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  Investment Securities Sold.....................................................................                  1,998
  Foreign Currency Transactions..................................................................                    (15)
---------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain............................................................................                  1,983
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  Depreciation on Investments....................................................................                 (4,960)
  Depreciation on Foreign Currency Translations..................................................                     (5)
---------------------------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation...............................................                 (4,965)
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation.............................                 (2,982)
---------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................        U.S.$    (2,148)
==========================================================================================================================

                                                                                      YEAR ENDED          YEAR ENDED
                                                                                   DECEMBER 31, 2000   DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                                        (000)               (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income.......................................................        U.S.$    834       U.S.$     854
  Net Realized Gain (Loss)....................................................               1,983             (18,658)
  Change in Unrealized Appreciation/Depreciation..............................              (4,965)             30,747
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations.............              (2,148)             12,943
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income.......................................................                (812)               (772)
  In Excess of Net Investment Income..........................................                (138)                 (7)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions.........................................................                (950)               (779)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Repurchased (1,172,500 and 0 shares, respectively)...................              (3,035)                 --
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)...................................................              (6,133)             12,164
Net Assets:
  Beginning of Period.........................................................              39,622              27,458
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including distributions in excess of net investment income of
    U.S.$(138) and U.S.$(7), respectively)....................................        U.S.$ 33,489       U.S.$  39,622
===========================================================================================================================

   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS:
                                                                     YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------
                                                 2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......   U.S.$  3.41     U.S.$  2.37    U.S.$  6.01    U.S.$  4.77    U.S.$  6.57
------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)..............          0.08            0.07           0.22           0.04          (0.04)
Net Realized and Unrealized Gain (Loss) on
  Investments.............................         (0.31)           1.04          (3.70)          1.21          (1.76)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations......         (0.23)           1.11          (3.48)          1.25          (1.80)
------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income...................         (0.08)          (0.07)         (0.16)         (0.01)            --
  In Excess of Net Investment Income......         (0.01)          (0.00)#        (0.00)#           --             --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions...................         (0.09)          (0.07)         (0.16)         (0.01)            --
------------------------------------------------------------------------------------------------------------------------
    Anti-Dilutive Effect of Shares
      Repurchased.........................          0.12              --             --             --             --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............   U.S.$  3.21     U.S.$  3.41    U.S.$  2.37    U.S.$  6.01    U.S.$  4.77
========================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD.....   U.S.$  2.31     U.S.$  2.44    U.S.$  1.88    U.S.$  4.88    U.S.$  5.13
========================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value............................         (1.56)%         32.89%        (58.30)%        (4.63)%        (2.38)%
  Net Asset Value (1).....................         (2.32)%         44.56%        (57.25)%        26.32%        (27.40)%
========================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS).....   U.S.$33,489     U.S.$39,622    U.S.$27,458    U.S.$69,771    U.S.$55,399
------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets...          2.37%           2.38%          2.69%          2.25%          2.30%
Ratio of Net Investment Income (Loss) to
  Average Net Assets......................          1.94%           2.24%          5.88%          0.61%         (0.63)%
Portfolio Turnover Rate...................            39%             71%            55%            31%            28%
------------------------------------------------------------------------------------------------------------------------

#   Amount is less than U.S.$0.01 per share.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
----------

     The Pakistan Investment Fund, Inc. (the "Fund") was incorporated in Maryland on January 14, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund is subject to withholding taxes on dividends earned. Such tax is accrued at the time the applicable dividend income is recorded.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Pakistani rupees are generally translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency transla-tions in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2000, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. International Asset Management Company Limited (the "Pakistani Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Dean Witter Investment Management Inc. under the terms of a contract. Under the contract, the Fund pays the Pakistani Adviser a fee computed weekly and paid monthly at an annual rate of 0.30% of the Fund's average weekly net assets.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

E. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. During the year ended December 31, 2000, the Fund made purchases and sales totaling $15,701,000 and $19,766,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2000, the U.S. Federal income tax cost basis of securities was $39,453,000 and, accordingly, net unrealized depreci-ation for U.S. Federal income tax purposes was $8,204,000, of which $1,680,000 related to appreciated securities and $9,884,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $117,814,000 available to offset future capital gains of which $11,036,000 will expire on December 31, 2003, $57,209,000 will expire on December 31, 2004, $10,411,000 will expire on
December 31, 2005, $12,604,000 will expire on December 31, 2006, $25,569,000 will expire on December 31, 2007, and $985,000 will expire on December 31, 2008. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 2000, the Fund intends to elect to defer to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $28,000 and post-October capital losses of $448,000.

G. A significant portion of the Fund's net assets consist of equity securities and currency denominated in Pakistani rupees. Changes in currency exchange rates will affect the value of and investment income from such investments. Pakistani securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Pakistani securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2000, the deferred fees payable, under the Plan totaled $39,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On May 16, 2000, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the period from May 16, 2000 through December 31, 2000, the Fund repurchased 1,172,500 shares or 10.10% of its Common Stock at an average price per share of $2.52, excluding $59,000 in commissions paid, and an average discount of 30.73% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

J. During December 2000, the Board of Directors declared a distribution of $0.0896 per share, derived from net investment income, payable on January 12, 2001, to shareholders of record on December 22, 2000.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 2000, the Fund expects to pass through to shareholders foreign tax credits totaling approximately $313,000. In addition, for the year ended December 31, 2000, gross income derived from sources within a foreign country totaled $2,114,000.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
----------

To the Shareholders and Board of Directors of The Pakistan Investment Fund, Inc.

We have audited the accompanying statement of net assets of The Pakistan Investment Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Pakistan Investment Fund, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                                  The Pakistan Investment Fund, Inc.
                                  American Stock Transfer & Trust Company
                                  Dividend Reinvestment and Cash Purchase Plan
                                  40 Wall Street
                                  New York, NY 10005
                                  1-800-278-4353